SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[ X ] Definitive Proxy Statement

[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                              Federated Core Trust
------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)
                           Federated Services Company
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.
[   ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
            ------------------------------------------------------------

      2) Form, Schedule or Registration Statement No.:
            ------------------------------------------------------------

      3) Filing Party:
            ------------------------------------------------------------

      4) Date Filed:
            ------------------------------------------------------------


                                 PROXY STATEMENT


                              FEDERATED CORE TRUST
                            Federated Government Pool
              Federated Inflation-Protected Securities Core Fund
                        Federated Mortgage Core Portfolio
                              Federated Prime Pool
                            High-Yield Bond Portfolio

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2006

      A Special Meeting of the shareholders of Federated Core Trust (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 30, 2006 for the following purpose:

      (1) To elect six (6) Trustees of the Trust, each to hold office for the term indicated; and

       (2) To transact such other business as may properly come before the meeting or any adjournment thereof.


      The Board of Trustees has fixed May 15, 2006 as the record date for determination of shareholders entitled to vote at the meeting.

                                                By Order of the Board of
                                                Trustees,


                                                /s/ John W. McGonigle
                                                John W. McGonigle
                                                Secretary


June 7, 2006


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YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP
LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                  PAGE
About the Proxy Solicitation and the Meeting                       1
Proxies, Quorum and Voting at the Meeting                          2
Proposal: Election of Six Trustees                                 2
Information About the Trust                                        3
         About the Election of Trustees                            3
          Nominees, Trustees and Officers                          3
         Interested Nominee Standing for Election                  4
         Independent Nominees Standing for Election                4
         Interested Trustees                                       5
         Independent Trustees                                      6
         Officers of the Trust                                     7
         Ownership of Shares in the Funds                          9
         Compensation of Trustees                                  9
         Committees of the Board                                   10
         Independent Auditor                                       11
         Share Ownership                                           13
Other Matters and Discretion of Attorneys Named in the Proxy       14
Exhibits                                                           15
         Exhibit A: Federated Funds Nominating Committee Charter   15

                              FEDERATED CORE TRUST

                            Federated Government Pool
              Federated Inflation-Protected Securities Core Fund
                        Federated Mortgage Core Portfolio
                              Federated Prime Pool
                            High-Yield Bond Portfolio

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


                                 PROXY STATEMENT


About the Proxy Solicitation and the Special Meeting

      The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees") of Federated Core Trust (the "Trust"). The Trust consists of five portfolios: Federated Government Pool, Federated Inflation-Protected Securities Core Fund, Federated Mortgage Core Portfolio, Federated Prime Pool and High-Yield Bond Portfolio. Each portfolio of the Trust will be referred to individually as a "Fund" or collectively as the "Funds." The proxies will be voted at the special meeting of shareholders to be held on June 30, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time) (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").


      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as currently exists for instructions communicated in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The purpose of the Special Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about June 7, 2006 to shareholders of record at the close of business on May 15, 2006 (the "Record Date").

On the Record Date, the following Funds of the Trust had outstanding, the following number of shares of beneficial interest, respectively (the "Shares"), each Share being entitled to one vote and fractional shares having proportionate voting rights. The total outstanding Shares consist of:

Federated Government Pool:                                      100.0000 Shares
Federated Inflation-Protected Securities Core Fund:              10.0000 Shares
Federated Mortgage Core Portfolio:                      109,553,752.999 Shares
Federated Prime Pool:                                           100.0000 Shares
High-Yield Bond Portfolio                               116,765,477.909 Shares




      The annual reports for Federated Mortgage Core Portfolio and High-Yield Bond Portfolio, which include audited financial statements for the fiscal year ended December 31, 2005, were previously mailed to shareholders. The Funds will furnish Annual Reports without charge upon either written or telephonic request. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. The Trust's toll-free telephone number is 1-800-341-7400.

Proxies, Quorum and Voting at the Meeting

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Trust is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. There is no cumulative voting in the election of Trustees. Interests may be voted in person or by proxy. Proxies may be in written, telephonic or electronic form.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Trust, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

      If a quorum is not present, persons present or named by proxy and entitled to vote may, by plurality vote, adjourn the Special Meeting from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any adjournment. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

      Subject to any applicable requirement of law or of the Declaration of Trust or the By-Laws, a plurality of the votes cast shall elect a Trustee, and all other matters shall be decided by a majority of the votes cast and entitled to vote thereon.

                       PROPOSAL: ELECTION OF SIX TRUSTEES

      The persons named as proxies intend to vote in favor of the election of Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John
S. Walsh, J. Christopher Donahue and James F. Will (collectively, the "Nominees") as Trustees of the Trust. Messrs. Constantakis, Cunningham, Mansfield and Walsh are presently serving as Trustees of the Trust. Mr. Constantakis was appointed a Trustee on February 23, 1998. Messrs. Cunningham, Mansfield and Walsh were appointed Trustees on January 1, 1999. Please see "Nominees, Trustees and Officers" below for current information about the Nominees.

      All Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and qualification of their successors. Election of a Trustee requires the affirmative vote of a plurality of the votes cast at the Special Meeting. A "plurality" is defined as more votes cast for than against each nominee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
           SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

                           INFORMATION ABOUT THE TRUST

      During the fiscal year ended December 31, 2005, there were six meetings of the Board of Trustees. The interested Trustees, other than Dr. Lawrence D. Ellis, M.D., do not receive fees from the Trust. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. Each of the Trustees attended at least 75% of the total number of meetings of the Board. All eleven Board Members attended every regular meeting during the fiscal year. All Trustees were reimbursed for expenses for attendance at Board of Trustees meetings.

      Any shareholder who wishes to send a communication to the Board of Trustees of the Trusts should send the communication to the attention of the Trusts' Secretary at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Trust's Board of Trustees, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust's Secretary at the same address.

      After reviewing the communication, the Trust's Secretary will then immediately forward the communication to the Board of Trustees. Communications to individual Trustees or to a Committee sent in care of the Trusts' Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.

About the Election of Trustees

      At the February 2006 Nominating Committee meeting of the Trust, the Independent Trustees nominated Nicholas P. Constantakis, John F. Cunningham, Charles F. Mansfield, Jr., John S. Walsh, J. Christopher Donahue and James F. Will to serve as Interested and Independent Trustees of the Trust, effective the date of their election by shareholders of the Trust.

      The Declaration of Trust provides that Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

Nominees, Trustees and Officers

      The following tables list information about the Nominees, current Trustees and the Trust's Officers including their names, addresses, birth dates, present positions with the Trust, if applicable, length of term in office, if applicable, principal occupations during the past five years, other directorships held by each Trustee or Nominee for Trustee, and aggregate compensation from the Trust.

      Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). As of December 31, 2005, the Trust comprised five portfolios, and the Federated Fund Complex consisted of 43 investment companies (comprising 136 portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.

INTERESTED NOMINEE STANDING FOR ELECTION

    Name, Address     Position(s) Number of          Principal Occupations for Past Five Years,
   & Date of Birth    Held        Portfolios       Other Directorships Held and Previous Positions
                      with        in the
                      Trust       Trust to
                                  be
                                  Overseen
                                  by Trustee


J. Christopher        Nominee       5         Principal Occupations: Principal Executive Officer
Donahue*              standing                and President of the Federated Fund Complex;
Federated Investors   for                     Director or Trustee of some of the Funds in the
Tower                 election                Federated Fund Complex; President, Chief Executive
1001 Liberty Avenue                           Officer and Director, Federated Investors, Inc.;
Pittsburgh, PA                                Chairman and Trustee, Federated Investment
Birth Date: April 11,                         Management Company; Trustee, Federated Investment
1949                                          Counseling; Chairman and Director, Federated Global
                                              Investment Management Corp.;
                                              Chairman, Federated Equity
                                              Management Company of
                                              Pennsylvania, Passport Research,
                                              Ltd. (Investment advisory
                                              subsidiary of Federated) and
                                              Passport Research II, Ltd.
                                              (Investment advisory subsidiary of
                                              Federated); Trustee, Federated
                                              Shareholder Services Company;
                                              Director, Federated Services
                                              Company.

                                              Previous Positions: President, Federated Investment
                                              Counseling; President and Chief Executive Officer,
                                              Federated Investment Management Company, Federated
                                              Global Investment Management Corp. and Passport
                                              Research, Ltd.


--------------------------------------------------------------------------------
*Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc.  and its subsidiaries.
      As of May 15, 2006, the Interested Nominee for election, J. Christopher
Donahue, owned beneficially or of record less than 1% of the outstanding securities of any class of the (1) the investment adviser or principal underwriter of the Trust, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

INDEPENDENT NOMINEES STANDING FOR ELECTION

--------------------------------------------------------------------------------
 Name, Address, Date  Position(s)  Number of       Principal Occupations for Past Five Years,
      of Birth,        Held with   Portfolios      Other Directorships Held and Previous Positions
 Date Service Began    Trust       in the
                                   Trust to
                                   be
                                   Overseen
                                   by Trustee
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Nicholas P.           Trustee       5         Principal Occupation: Director or Trustee of the
Constantakis          standing                Federated Fund Complex.
175 Woodshire Drive   for
Pittsburgh, PA        election
Birth Date: September                         Directorships Held: Director and Member of the
3, 1939                                       Audit Committee, Michael Baker Corporation
Began serving:                                (engineering and energy services worldwide).
February 1998
                                              Previous Position: Partner, Andersen Worldwide SC.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
John F. Cunningham    Trustee       5         Principal Occupation: Director or Trustee of the
353 El Brillo Way     standing                Federated Fund Complex; Director, Winsor Tech.
Palm Beach, FL        for
Birth Date: March 5,  election                Other Directorships Held: Chairman, President and
1943                                          Chief Executive Officer, Cunningham & Co., Inc.
Began serving:                                (strategic business consulting); Trustee Associate,
January 1999                                  Boston College.

                                              Previous Positions: Director, Redgate
                                              Communications and EMC Corporation (computer
                                              storage systems); Chairman of the Board and Chief
                                              Executive Officer, Computer Consoles, Inc.;
                                              President and Chief Operating Officer, Wang
                                              Laboratories; Director, First National Bank of
                                              Boston; Director, Apollo Computer, Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Charles F. Mansfield, Trustee       5         Principal Occupations: Director or Trustee of the
Jr.                   standing                Federated Fund Complex; Management Consultant.
80 South Road         for
Westhampton Beach, NY  election               Previous Positions: Chief Executive Officer, PBTC
Birth Date: April 10,                         International Bank; Partner, Arthur Young & Company
1945                                          (now Ernst & Young LLP); Chief Financial Officer of
Began serving:                                Retail Banking Sector, Chase Manhattan Bank; Senior
January 1999                                  Vice President, HSBC Bank USA (formerly, Marine
                                              Midland Bank); Vice President, Citibank; Assistant
                                              Professor of Banking and Finance, Frank G. Zarb
                                              School of Business, Hofstra University; Executive
                                              Vice President DVC Group, Inc.
---------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------------------------
 Name, Address, Date  Position(s) Number of          Principal Occupations for Past Five Years,
      of Birth,       Held with   Portfolios      Other Directorships Held and Previous Positions
  Date Service Began    Trust     in the
                                  Trust to
                                  be
                                  Overseen
                                  by Trustee
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
John S. Walsh         Trustee       5         Principal Occupations:  Director or Trustee of the
2604 William Drive    standing                Federated Fund Complex; President and Director,
Valparaiso, IN        for                     Heat Wagon, Inc. (manufacturer of construction
Birth Date: November   election               temporary heaters); President and Director,
28, 1957                                      Manufacturers Products, Inc. (distributor of
Began serving:                                portable construction heaters); President, Portable
January 1999                                  Heater Parts, a division of Manufacturers Products,
                                              Inc.

                                              Previous Position: Vice President, Walsh & Kelly,
                                              Inc.
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
James F. Will         Nominee       5         Principal Occupations:  Vice Chancellor and
Saint Vincent College standing                President, Saint Vincent College.
Latrobe, PA           for
Birth Date:  October   election               Other Directorships Held: Alleghany Corporation.
12, 1938
                                              Previous Positions: Chairman, President and Chief
                                              Executive Officer, Armco, Inc.; President and Chief
                                              Executive Officer, Cyclops Industries; President
                                              and Chief Operating Officer, Kaiser Steel
                                              Corporation.
---------------------------------------------------------------------------------------------------


      As of May 15, 2006, no Independent Nominee owns beneficially or of record any securities issued by (1) the investment adviser or principal underwriter of the Trust, or (2) any person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.

INTERESTED TRUSTEES

--------------------------------------------------------------------------------------------------
 Name, Address & Date Position(s)  Number of     Principal Occupations for Past Five Years and
    of Birth, Date    Held with    Portfolios    Previous Positions
    Service Began       Trust      in the
                                   Trust
                                   Overseen
                                   by Trustee
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
John F. Donahue*       Trustee      5         Principal Occupations: Director or Trustee of the
Birth Date: July 28,                          Federated Fund Complex; Chairman and Director,
1924                                          Federated Investors, Inc.
Began serving: August                         Previous Positions: Chairman of the Federated Fund
1996                                          Complex; Trustee, Federated Investment Management
                                              Company and Chairman and Director, Federated
                                              Investment Counseling.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Lawrence D. Ellis,     Trustee      5         Principal Occupations: Director or Trustee of the
M.D.*                                         Federated Fund Complex; Professor of Medicine,
Birth Date: October                           University of Pittsburgh; Medical Director,
11, 1932                                      University of Pittsburgh Medical Center Downtown;
3471 Fifth Avenue                             Hematologist, Oncologist and Internist, University
Suite 1111                                    of Pittsburgh Medical Center.
Pittsburgh, PA                                Other Directorships Held: Member, National Board
Began serving: August                         of Trustees, Leukemia Society of America.
1996                                          Previous Positions: Trustee, University of
                                              Pittsburgh; Director, University of Pittsburgh
                                              Medical Center.
--------------------------------------------------------------------------------------------------
* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated and its subsidiaries. Lawrence D. Ellis, M.D. is
"interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.




INDEPENDENT TRUSTEES

--------------------------------------------------------------------------------------------------
 Name, Address & Date Position(s)  Number of     Principal Occupations for Past Five Years and
    of Birth, Date    Held with    Portfolios    Previous Positions
    Service Began       Trust      in the
                                   Trust
                                   Overseen
                                   by Trustee
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Thomas G. Bigley       Trustee      5         Principal Occupation: Director or Trustee of the
Birth Date: February                          Federated Fund Complex.
3, 1934
15 Old Timber Trail                           Other Directorships Held: Director, Member of
Pittsburgh, PA                                Executive Committee, Children's Hospital of
Began serving: August                         Pittsburgh; Director, University of Pittsburgh.
1996
                                              Previous Position: Senior Partner, Ernst & Young
                                              LLP.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
John T. Conroy, Jr.    Trustee      5         Principal Occupations: Director or Trustee of the
Birth Date: June 23,                          Federated Fund Complex; Chairman of the Board,
1937                                          Investment Properties Corporation; Partner or
Investment Properties                         Trustee in private real estate ventures in
Corporation                                   Southwest Florida.
3838 North Tamiami
Trail                                         Previous Positions: President, Investment
Suite 402                                     Properties Corporation; Senior Vice President,
Naples, FL                                    John R. Wood and Associates, Inc., Realtors;
Began serving: August                         President, Naples Property Management, Inc. and
1996                                          Northgate Village Development Corporation.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Peter E. Madden        Trustee      5         Principal Occupation: Director or Trustee of the
Birth Date: March 16,                         Federated Fund Complex.
1942
One Royal Palm Way                            Other Directorships Held: Board of Overseers,
100 Royal Palm Way                            Babson College.
Palm Beach, FL
Began serving: August                         Previous Positions: Representative, Commonwealth
1996                                          of Massachusetts General Court;
                                              President, State Street Bank and
                                              Trust Company and State Street
                                              Corporation (retired); Director,
                                              VISA USA and VISA International;
                                              Chairman and Director,
                                              Massachusetts Bankers Association;
                                              Director, Depository Trust
                                              Corporation; Director, The Boston
                                              Stock Exchange.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
John E. Murray, Jr.,   Trustee      5         Principal Occupations: Director or Trustee, and
J.D., S.J.D.                                  Chairman of the Board of Directors or Trustees, of
Chancellor, Duquesne                          the Federated Fund Complex; Chancellor and Law
University                                    Professor, Duquesne University; Partner, Murray,
Pittsburgh, PA                                Hogue & Lannis.
Birth Date: December
20, 1932                                      Other Directorships Held: Director, Michael Baker
Began serving: August                         Corp. (engineering, construction, operations and
1996                                          technical services).

                                              Previous Positions: President, Duquesne
                                              University; Dean and Professor of Law, University
                                              of Pittsburgh School of Law; Dean and Professor of
                                              Law, Villanova University School of Law.

--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------
 Name, Address & Date Position(s)  Number of     Principal Occupations for Past Five Years and
    of Birth, Date    Held with    Portfolios    Previous Positions
    Service Began       Trust      in the
                                   Trust
                                   Overseen
                                   by Trustee
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Marjorie P. Smuts      Trustee      5         Principal Occupations: Director or Trustee of the
Birth Date: June 21,                          Federated Fund Complex; Public Relations/Marketing
1935                                          Consultant/Conference Coordinator.
4905 Bayard Street
Pittsburgh, PA                                Previous Positions: National Spokesperson, Aluminum
Began serving: August                         Company of America; television producer;
1996                                          President, Marj Palmer Assoc.; Owner, Scandia Bord.

--------------------------------------------------------------------------------------------------

OFFICERS**

--------------------------------------------------------------------------------------------------
 Name, Address & Date Position(s)  Number of     Principal Occupations for Past Five Years and
    of Birth, Date    Held with    Portfolios    Previous Positions
    Service Began       Trust      in the
                                   Trust
                                   Overseen
                                   by Trustee
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
John W. McGonigle     Executive      5        Principal Occupations: Executive Vice President
Federated Investors   Vice                    and Secretary of the Federated Fund Complex; Vice
Tower                 President               Chairman, Executive Vice President, Secretary and
1001 Liberty Avenue   and                     Director, Federated Investors, Inc.
Pittsburgh, PA        Secretary
Birth Date: October                           Previous Positions: Trustee, Federated Investment
26, 1938                                      Management Company and Federated Investment
Began serving:                                Counseling; Director, Federated Global Investment
November 1997                                 Management Corp., Federated Services Company and
                                              Federated Securities Corp.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Richard A. Novak      Treasurer      5        Principal Occupations: Principal Financial Officer
Federated Investors                           and Treasurer of the Federated Fund Complex;
Tower                                         Senior Vice President, Federated Administrative
1001 Liberty Avenue                           Services. ; Financial and Operations Principal for
Pittsburgh, PA                                Federated Securities Corp., Edgewood Services,
Birth Date: December                          Inc. and Southpointe Distribution Services, Inc.;
25, 1963                                      Senior Vice President and Controller of Federated
Began serving:                                Investors, Inc.
January 2006
                                              Previous Positions: Vice President, Finance of
                                              Federated Services Company; held various financial
                                              management positions within The Mercy Hospital of
                                              Pittsburgh; Auditor, Arthur Andersen & Co.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
John B. Fisher        President    5          Principal Occupations: President, Director/Trustee
Federated Investors                           and CEO, Federated Advisory Services Company,
Tower                                         Federated Equity Management Company of
1001 Liberty Avenue                           Pennsylvania, Federated Global Investment
Pittsburgh, PA                                Management Corp., Federated Investment Counseling,
Birth Date: May 16,                           Federated Investment Management Company; President
1956                                          and CEO of Passport Research, Ltd.; President of
Began serving:                                some of the Funds in the Federated Fund Complex
November 2004                                 and Director, Federated Investors Trust Company.

                                              Previous Positions:  President and Director of the
                                              Institutional Sales Division of Federated
                                              Securities Corp.; President and Director of
                                              Federated Investment Counseling; Director,
                                              Edgewood Securities Corp.; Director, Federated
                                              Services Company; Director, Federated Investors,
                                              Inc.; Chairman and Director, Southpointe
                                              Distribution Services, Inc. and President,
                                              Technology, Federated Services Company.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Robert J. Ostrowski   Chief         5         Principal Occupations:  Robert J. Ostrowskii
Federated Investors   Investment              joined Federated in 1987 as an Investment Analyst
Tower                 Officer                 and became a Portfolio Manager in 1990. He was
1001 Liberty Avenue                           named Chief Investment Officer of taxable fixed
Pittsburgh, PA                                income products in 2004 and also serves as a
Birth Date: April 26,                         Senior Portfolio Manager. He has been a Senior
1963                                          Vice President of the Fund's Adviser since 1997.
Began serving: May                            Mr. Ostrowski is a Chartered Financial Analyst. He
2004                                          received his M.S. in Industrial Administration
                                              from Carnegie Mellon University.

--------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------
 Name, Address & Date Position(s)  Number of     Principal Occupations for Past Five Years and
    of Birth, Date    Held with    Portfolios    Previous Positions
    Service Began       Trust      in the
                                   Trust
                                   Overseen
                                   by Trustee
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Richard B. Fisher     Vice      5             Principal Occupations: Vice Chairman or Vice
Federated Investors   President               President of some of the Funds in the Federated
Tower                                         Fund Complex; Vice Chairman, Federated Investors,
1001 Liberty Avenue                           Inc.; Chairman, Federated Securities Corp.
Pittsburgh, PA
Birth Date: May 17,                           Previous Positions: President and Director or
1923                                          Trustee of some of the Funds in the Federated Fund
Began serving:                                Complex; Executive Vice President, Federated
November 1997                                 Investors, Inc. and Director and Chief Executive
                                              Officer, Federated Securities Corp.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Todd A. Abraham       Vice      5             Todd A. Abraham has been the Fund's Portfolio
Federated Investors   President               Manager since inception. He is Vice President of
Tower                                         the Trust. Mr. Abraham has been a Portfolio
1001 Liberty Avenue                           Manager since 1995 and a Vice President of the
Pittsburgh, PA                                Fund's Adviser since 1997. Mr. Abraham joined
Birth Date: February                          Federated in 1993 as an Investment Analyst and
10, 1966                                      served as Assistant Vice President from 1995 to
Began serving: May                            1997. Mr. Abraham served as a Portfolio Analyst at
2003                                          Ryland Mortgage Co. from 1992-1993. Mr. Abraham is
                                              a Chartered Financial Analyst and received his
                                              M.B.A. in Finance from Loyola College.
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Mark E. Durbiano      Vice      5             Mark E. Durbiano is Vice President of the Trust.
Federated Investors   President               Mr. Durbiano joined Federated in 1982 and has been
Tower                                         a Senior Portfolio Manager and a Senior Vice
1001 Liberty Avenue                           President of the Fund's Adviser since 1996. From
Pittsburgh, PA                                1988 through 1995, Mr. Durbiano was a Portfolio
Birth Date: September                         Manager and a Vice President of the Fund's
21, 1959                                      Adviser. Mr. Durbiano is a Chartered Financial
Began serving:                                Analyst and received his M.B.A. in Finance from
November 1998                                 the University of Pittsburgh.
--------------------------------------------------------------------------------------------------
**Officers do not receive any compensation from the Funds. Officers and Trustees own less than 1% of the Trust's outstanding shares.


OWNERSHIP OF SHARES IN THE FUNDS AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------
Interested Nominee Standing for    Dollar Range of     Aggregate Dollar Range of
Election                           Equity Securities    Equity Securities in All
                                     in the Funds       Funds Overseen or to be
                                                         Overseen by Trustee or
                                                        Nominee in the Federated
                                                          Family of Investment
                                                               Companies
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
J. Christopher Donahue                    None                 None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Independent Nominees Standing for
Election
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nicholas P. Constantakis                   None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John F. Cunningham                         None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles F. Mansfield, Jr.                  None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John S. Walsh                              None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James F. Will                              None                    None
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Interested Trustees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John F. Donahue                            None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lawrence D. Ellis. M.D.                    None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Independent Trustees
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas G. Bigley                           None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John T. Conroy, Jr.                        None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter E. Madden                            None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.          None                Over $100,000
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marjorie P. Smuts                          None                Over $100,000
--------------------------------------------------------------------------------

COMPENSATION OF TRUSTEES** FROM FUND AND FUND COMPLEX AS OF DECEMBER 31, 2005

--------------------------------------------------------------------------------
Trustees                            Compensation from     Compensation from the
                                    Funds for Service   Trust and Federated Fund
                                   as a Trustee of the           Complex
                                          Funds
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John F. Donahue                             $0                      $0
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Lawrence D. Ellis, M.D.                   $2,311                 $148,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Thomas G. Bigley                          $2,538                 $163,350
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John T. Conroy, Jr.                       $2,538                 $163,350
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Nicholas P. Constantakis                  $2,538                 $163,350
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John F. Cunningham                        $2,307                 $148,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter E. Madden                           $2,307                 $148,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Charles F. Mansfield, Jr.                 $2,538                 $163,350
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John E. Murray, Jr., J.D., S.J.D.         $2,768                 $178,200
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Marjorie P. Smuts                         $2,307                 $148,500
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John S. Walsh                             $2,307                 $148,500
--------------------------------------------------------------------------------
**Officers do not receive any compensation from the Funds.

COMMITTEES OF THE BOARD

Board     Committee               Committee Functions                             Meetings Held
Committee Members                                                                  During Last
                                                                                   Fiscal Year
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Executive John F. Donahue         In between meetings of the full Board, the           Six
          John E. Murray,         Executive Committee generally may exercise
          Jr., J.D., S.J.D.       all the powers of the full Board in the
          John S. Walsh           management and direction of the business and
                                  conduct of the affairs of the Corporation in
                                  such manner as the Executive Committee shall
                                  deem to be in the best interests of the
                                  Corporation. However, the Executive Committee
                                  cannot elect or remove Board members, increase
                                  or decrease the number of Directors, elect or
                                  remove any Officer, declare dividends, issue
                                  shares or recommend to shareholders any action
                                  requiring shareholder approval.
Audit     Thomas G. Bigley        The purposes of the Audit Committee, whose         Twelve
          John T. Conroy, Jr.     members consist of all Independent Trustees,
          Nicholas P.             are to oversee the accounting and financial    All members of
          Constantakis            reporting process of the Fund, the Fund`s         the Audit
          Charles F.              internal control over financial reporting,     Committee were
          Mansfield, Jr.          and the quality, integrity and independent    present for each
                                  audit of the Fund`s financial statements.         meeting.
                                  The Committee also oversees or assists the
                                  Board with the oversight of compliance with
                                  legal requirements relating to those matters,
                                  approves the engagement and reviews the
                                  qualifications, independence and performance
                                  of the Fund`s independent registered public
                                  accounting firm, acts as a liaison between
                                  the independent registered public accounting
                                  firm and the Board and reviews the Fund`s
                                  internal audit function.
NominatingThomas G. Bigley        The Nominating Committee, whose members              Two
          John T. Conroy, Jr.     consist of all Independent Trustees, selects
          Nicholas P.             and nominates persons for election to the
          Constantakis            Fund`s Board when vacancies occur. The
          John F. Cunningham      Committee will consider candidates
          Peter E. Madden         recommended by shareholders, Independent
          Charles F.              Trustees, officers or employees of any of the
          Mansfield, Jr.          Fund`s agents or service providers and
          John E. Murray, Jr.     counsel to the Fund. Any shareholder who
          Marjorie P. Smuts       desires to have an individual considered for
          John S. Walsh           nomination by the Committee must submit a
          James F. Will           recommendation in writing to the Secretary of
                                  the Fund, at the Fund's address appearing on
                                  the back cover of this Statement of Additional
                                  Information. The recommendation should include
                                  the name and address of both the shareholder
                                  and the candidate and detailed information
                                  concerning the candidate's qualifications and
                                  experience. In identifying and evaluating
                                  candidates for consideration, the Committee
                                  shall consider such factors as it deems
                                  appropriate. Those factors will ordinarily
                                  include: integrity, intelligence,
                                  collegiality, judgment, diversity, skill,
                                  business and other experience, qualification
                                  as an "Independent Trustee" the existence of
                                  material relationships which may create the
                                  appearance of a lack of independence,
                                  financial or accounting knowledge and
                                  experience, and dedication and willingness to
                                  devote the time and attention necessary to
                                  fulfill Board responsibilities.


The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Exhibit A to this Proxy Statement.

Independent Auditor

Ernst & Young LLP is the Trust's independent auditor for the Funds' fiscal year ended December 31, 2005.

Audit Fees. The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of the Funds' financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings for the last two fiscal years ended December 2005 and 2004 were $43,266 and $33,968, respectively.

Audit-Related Fees. The aggregate fees billed by Ernst & Young LLP in connection with the assurance and other services related to the performance of the audit of the Funds' financial statements and not reported above under "Audit Fees" for the last two fiscal years ended December 2005 and 2004 were $161 and $0, respectively.

Tax-Fees. There were no fees billed by Ernst & Young LLP in connection with the professional services rendered for tax compliance, tax advice, and tax planning for the last two fiscal years ended December 2005 and 2004.

All Other Fees. There were no fees billed by Ernst & Young LLP in connection with products and services other than those set forth above for the Funds' last two fiscal years ended December 2005 and 2004.

Audit Committee Policies regarding Pre-approval of Services. The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

     Certain services have the general pre-approval of the Audit Committee. The term of the general pre- approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

      The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES
The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES
The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre approved by the Audit Committee.

ALL OTHER SERVICES
With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1) The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2) Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3) Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS
      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES
      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

      There were no percentage services provided to the Advisor and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were approved by the Audit Committee for the last two fiscal years ended December 2005 and 2004.

Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young LLP in connection with services rendered to the registrant, to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years ended December 2005 and 2004 were $182,217 and $262,375, respectively.

      The Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved is compatible with maintaining the Auditor's independence. There no audit-related fees, tax service fees or other service fees with respect to the Advisor, and any entity controlling, controlled by, or under common control with the Advisor subject to pre-approval for the fiscal years ended December 2005 and 2004.

Share Ownership
Officers and Trustees of the Trust own less than 1% of the Funds' outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds:


Federated Government Pool


Federated Investment Management, Pittsburgh, PA owned approximately 100.0000 Shares (100%).





Federated Inflation-Protected Securities Core Fund


Federated Investment Management, Pittsburgh, PA owned approximately 10.0000 Shares (100%).





Federated Mortgage Core Portfolio


State Street Corp., Strategic Income Fund, North Quincy, MA owned approximately 25,246,249.4090 Shares (23.04%); State Street Corp., Total Return Bond Fund, Quincy, MA owned approximately 49,042,814.8470 Shares (44.77%); State Street Corp., Federated Capital Income Fund, North Quincy, MA owned approximately 7,852,627.1570 Shares (7.17%); CPF Managed Portfolio III, Federated Investors, Pittsburgh, PA owned approximately 7,784,973.8080 Shares (7.11%) and CPF Managed Portfolio IV, Federated Investors, Pittsburgh, PA owned approximately 6,291,869.0070 Shares (5.74%).





Federated Prime Pool


Federated Investment Management, Pittsburgh, PA owned approximately 100.0000 Shares (100%).





High-Yield Bond Portfolio


Strategic Income Fund, State Street Corp., Boston, MA owned approximately 55,163,629.1030 Shares (47.24%); Federated Bond Fund, State Street Corp., Boston, MA owned approximately 32,149,181.4280 Shares (27.53%); Federated Capital Income Fund, State Street Corp., Boston, MA owned approximately 14,470,958.1120 Shares (12.39%) and Total Return Bond Fund, State Street Corp., Boston, MA owned approximately 11,693,314.9800 Shares (10.01%).

            OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

      The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Core Trust, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.

------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
 AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN
                               THE UNITED STATES.
------------------------------------------------------------------------------

                                            By Order of the Board of Trustees,


                                                         /s/ John W. McGonigle
                                                               John W. McGonigle
                                                                       Secretary

Date: June 7, 2006

                                    Exhibit A



                                 FEDERATED FUNDS

                          NOMINATING COMMITTEE CHARTER



         The Nominating Committee (the "Committee") of each fund which adopts this charter (the "Fund") shall be composed solely of Directors or Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") and who are "independent" as defined in the New York Stock Exchange Listing Standards (individually, an "Independent Trustee" and collectively the "Independent Trustees"). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

         Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

         Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

         Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, b) approve the compensation of members of the Committee and c) engage and compensate such other advisers as it deems appropriate.

                              FEDERATED CORE TRUST



Investment Adviser

FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

Distributor

FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779















Cusip 31409N309
Cusip 31409N507
Cusip 31409N200
Cusip 31409N408
Cusip 31409N101

34783 (05/06)





[FUND NAME PRINTS HERE]
KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of the above referenced Fund (the "FUND"), A PORTFOLIO OF FEDERATED CORE TRUST (the "TRUST"), hereby designate and appoint Kary A. Moore, Suzanne W. Land, Maureen
A. Ferguson, Ann M. Faust and Seana N. Banks, as proxies to act at the Special Meeting of Shareholders (the "Meeting") to be held on June 30, 2006, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7000, at 2:00 p.m. (Eastern
Time) and at any adjournment thereof.

The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting in accordance with the choices made on this ballot. If no choice is indicated as to a proposal, this proxy will be voted affirmatively on the matters. The proxies may vote in their discretion on any other matter which may properly come before the Meeting.

                                          YOUR VOTE IS IMPORTANT Please
                                          complete, sign and return this card as
                                          soon as possible.



                                          Dated


                                          Signature

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FEDERATED CORE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust.

To elect Trustees of the Trust
 Nominees are: (01) Nicholas P. Constantakis, (02) John F. Cunningham, (03) Charles F. Mansfield, Jr., (04) John S. Walsh, (05) J. Christopher Donahue and (06) James F. Will as Trustees of the Trust


                                     FOR [ ]

                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]

                        VOTE "FOR ALL
                        EXCEPT"                 [   ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark "VOTE FOR ALL EXCEPT" and write the nominee's name in the space provided below.)

-----------------------------------------------------------